UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23298	33-0537669
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 23, 2007, the Registrant reported the financial results for its fiscal second quarter ended September 30, 2007. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section.
Discussion of Non-GAAP Financial Measures
     In addition to the results presented on a generally accepted accounting principles (GAAP) basis in the accompanying press release, the Registrant has also included certain non-GAAP financial measures. These non-GAAP financial measures include non-GAAP net income and non-GAAP net income per diluted share.
     The Registrant believes that these supplemental non-GAAP financial measures, when presented in conjunction with the corresponding GAAP financial measures, provide useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. However, non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Registrant’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.
     The Registrant has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the Registrant’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures assist investors in making comparisons of the Registrant’s core net profitability with historical periods. Although the non-GAAP financial measures presented by the Registrant may be different from the non-GAAP financial measures used by other companies, the Registrant believes that these non-GAAP financial measures may also assist investors in making comparisons of the Registrant’s core net profitability with the corresponding results for its competitors. Management also believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the Registrant’s profitability.

     Management uses non-GAAP net income in its evaluation of the Registrant’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Registrant prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing these non-GAAP financial measures allows investors to view the Registrant’s financial results in the way that management views the financial results.
     The Registrant excludes the following items from its non-GAAP financial measures:
     Stock-based compensation. Stock-based compensation consists of expenses associated with stock options and restricted stock units granted by the Registrant and purchases of common stock under the Registrant’s Employee Stock Purchase Plan. Stock-based compensation is a non-cash expense that varies in amount from period to period as a result of factors that are difficult to predict and are generally outside the control of the Registrant, such as the market price and associated volatility of the Registrant’s common stock. Accordingly, management believes these expenses are not reflective of the Registrant’s core operating expenses and excludes them when assessing its core operating results and from its internal budgets and forecasts.
     Amortization of purchased intangible assets. In connection with acquisitions, the Registrant records purchased intangible assets (consisting primarily of purchased technology and customer relationships) which are amortized over their estimated useful lives. The amortization is a non-cash expense which is not considered by management when assessing the core operating results of the Registrant. The purchased intangible assets and the related amortization can vary significantly based on the size and frequency of acquisitions.
     Acquisition-related stock-based compensation. Acquisition-related stock-based compensation is a non-cash expense related to stock-based performance plans entered into by the Registrant in connection with certain acquisitions. These expenses can vary based on the nature of the related plan associated with an acquisition, as well as the timing of achievement of the underlying performance milestones. Management does not consider acquisition-related stock-based compensation when assessing the core operating results of the Registrant. In addition, acquisition-related stock-based compensation can vary significantly based on the size and frequency of acquisitions, as well as the extent that such performance plans are used.
     Special charges. Special charges relate to the costs associated with exit or disposal activities, including severance benefits for involuntarily terminated employees, contract cancellation costs, asset impairments and other related charges. Management believes these charges are infrequent in nature and are unrelated to the Registrant’s core business. Accordingly, management does not consider these special charges when assessing the core operating results of the Registrant.
     Purchased in-process research and development. In connection with acquisitions, the Registrant records in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. Management believes that in-process research and development expenses relate to the value created by the acquired company prior to the acquisition and thus are transaction costs rather than ongoing costs of operating the Registrant’s core business. These costs are not considered by management when assessing the core operating results of the Registrant. In addition, purchased in-process research and development can vary significantly based on the nature, size and frequency of acquisitions.
     Income tax effects of excluded items. Income tax expense is adjusted by the amount of the tax expense or benefit that would result from use of the non-GAAP results instead of the GAAP results when calculating the Registrant’s tax expense.
     Each of the foregoing items has been excluded from the non-GAAP financial measures presented by the Registrant. Management believes that such exclusion is appropriate since these items are not reflective of the Registrant’s core operating activities and thus excludes them from their internal budgets and forecasts, as well as their assessment of core operating performance.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press Release*, dated October 23, 2007, reporting the financial results of QLogic Corporation for its fiscal second quarter ended September 30, 2007.
*	The press release is being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
October 23, 2007	/s/ Anthony J. Massetti
Anthony J. Massetti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release, dated October 23, 2007, reporting the financial results of QLogic Corporation for its fiscal second quarter ended September 30, 2007.